UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2001

FIRST PLACE FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	0-25049	34-1880130
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

185 E. Market Street, Warren, OH	44482
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including are code (330) 373-1221

N/A
(Former name or former address, if changed since last report)

Item 5	Other Events

Share Repurchase Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

FIRST PLACE FINANCIAL CORP.

Date: July 31, 2001	By:	/s/ Steven R. Lewis
Steven R. Lewis, President and CEO

Immediate Release	For Further Information: Steven R. Lewis, President & CEO (330) 373-1221

Terri Liutkus, Chief Financial Officer (330) 373-1221 Ext. 205

First Place Financial Corp. Announces Share Repurchase Program
and Regular Dividend

Warren, Ohio, July 17, 2001 - First Place Financial Corp. (NASDAQ: FPFC) announced a share repurchase program to buyback an additional 750,000 shares of the Company's common stock in open market transactions over a twelve month period. The Company currently has 50,749 shares remaining to be purchased from the share repurchase program announced on February 20, 2001. Upon completion of that share repurchase program, the newly announced program will begin. The Company believes that the repurchase of its shares represents an attractive investment opportunity that will benefit the Company and its stockholders. The board approved this repurchase program based on current market and economic factors, alternate investment strategies and the strong capital position of the Company and its subsidiary, First Place Bank. The repurchased shares will become treasury shares available for general corporate purposes.

At its meeting on July 17, 2001, the Company's board of directors declared its regular quarterly dividend of $.125 per share. The dividend will be paid on August 9, 2001 to shareholders of record on July 26, 2001. Additionally, the board of directors set a date of November 15, 2001 for its annual meeting of shareholders. The record date for shareholders eligible to vote at the annual meeting was set at September 17, 2001.

Additional information about the Company may be found on the Company's web site: www.firstplacebank.net.

When used in this press release, or future press releases or other public or shareholder communications, in filings by the Company with the Securities and Exchange Commission, or in oral statements made with the approval of an authorized executive officer, the words or phrases "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project" or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to certain risks and uncertainties including changes in economic conditions in the Company's market area, changes in policies by regulatory agencies, fluctuations in interest rates, demand for loans in the Company's market area and competition, that could cause actual results to differ materially from historical earnings and those presently anticipated or projected. The Company wishes to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company wishes to advise readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements.

The Company does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.